Exhibit 10.1

AMENDMENT NUMBER THREE

to the

MASTER REPURCHASE AGREEMENT

dated as of December 1, 2004

among

ECC CAPITAL CORPORATION,

ENCORE CREDIT CORP.

and

WACHOVIA BANK, NATIONAL ASSOCIATION

This AMENDMENT NUMBER THREE (“Amendment Number Three”), is made this 1st day of March, 2005, among ECC Capital Corporation (“ECC”), Encore Credit Corp. (“Encore” and together with ECC, the “Sellers”) and Wachovia Bank, National Association (the “Buyer”), to the Master Repurchase Agreement, dated as of December 1, 2004, among the Buyer and the Sellers (the “Master Repurchase Agreement”).

RECITALS

WHEREAS, the Buyer and the Seller have agreed to extend the increase of the Maximum Aggregate Purchase Price as more specifically set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Master Repurchase Agreement.

SECTION 2. Amendments.

(a) Effective as of March 1, 2005, Section 2(a) of the Master Repurchase Agreement is hereby amended by deleting the definition of “Maximum Aggregate Purchase Price” in its entirety and replacing the definition as follows:

“Maximum Aggregate Purchase Price” means from March 1, 2005 to March 31, 2005, an amount equal to $350,000,000. After March 31, 2005 such term shall mean an amount equal to $150,000,000.

SECTION 3. Conditions Precedent. This Amendment Number Three shall become effective on the date on which the Buyer shall have received the following:

(a) this Amendment Number Three, executed and delivered by duly authorized officers of each of the Sellers and the Buyer; and

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 4. Representations. In order to induce the Buyer to execute and deliver this Amendment Number Three, the Sellers hereby represent to the Buyer that (i) no Default or Event of Default has occurred prior to the date hereof and is continuing on the date hereof and (ii) as of the date hereof, after giving effect to this Amendment Number Three, the Sellers are in full compliance with all of the representations and warranties, covenants and any other terms and conditions of the Master Repurchase Agreement and the other Program Documents. In addition, each Seller hereby represents and warrants that no event has occurred that constitutes or should reasonably be expected to constitute a Material Adverse Change with respect to it.

SECTION 5. Governing Law. THIS AMENDMENT NUMBER THREE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

SECTION 6. Counterparts. This Amendment Number Three may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment Number Three, the Master Repurchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Three need not be made in the Master Repurchase Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Master Repurchase Agreement, any reference in any of such items to the Master Repurchase Agreement being sufficient to refer to the Master Repurchase Agreement as amended hereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number Three to be executed and delivered by their duly authorized officers as of the day and year first above written.

ECC CAPITAL CORPORATION, as Seller

By:	/s/ WILLIAM E. MOFFATT
Name:	William E. Moffatt
Title:	Treasurer

ENCORE CREDIT CORP., as Seller

By:	/s/ WILLIAM E. MOFFATT
Name:	William E. Moffatt
Title:	Treasurer

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Buyer

By:	/s/ PRAKASH B. WADHWANI
Name:	Prakash B. Wadhwani
Title:	Vice President